UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2015

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee (State or Other Jurisdiction of Incorporation)	37-1641316 (I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

          This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on June 19, 2015 (“the Original Form 8-K”) relating to the Annual Meeting of Shareholders of Commerce Union Bancshares, Inc. (the “Company”) held on June 18, 2015 (the “Annual Meeting”). The sole purpose of this Amendment is to correct the Commission File Number 333-197248 to the newly changed Commission File Number 001-37391.

Item 8.01           Other Events

          On July 19, 2015, Commerce Union Bancshares, Inc. issued a press release announcing the Company’s Annual Meeting of Shareholders held on June 18, 2015. The Commission File Number utilized for the 8-K filing associated with the Company’s press release was the old Commission File Number 333-197248 and should be modified to the new Commission File Number 001-37391.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date: July 10, 2015	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer